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                                                                    EXHIBIT 10.2

                             OFFICE/WAREHOUSE LEASE

     THIS INDENTURE of lease, made effective this 1st day of November, 1996, by and between 5501 BUILDING COMPANY, a partnership (hereinafter referred to as "Lessor"), and CHILDREN'S BROADCASTING CORPORATION (hereinafter referred to as "Lessee").

                                   DEFINITIONS

     "PREMISES" - That certain real property located in the City of Minneapolis, County of Hennepin and State of Minnesota and legally described on Exhibit "A" attached hereto and made a part hereof, including all buildings and site improvements located thereon.

     "BUILDING" - That certain office/warehouse building containing approximately 12,000 square feet located upon the Premises and commonly described as the 5501 Building.

     "DEMISED PREMISES" - That certain portion of the Building located at 5501 Excelsior Boulevard and designated as Exhibit B, consisting of approximately 12,000 square feet (12,000 square feet of office space and zero square feet of warehouse space), as measured from the outside walls of the Demised Premises to the center of the partition wall, as shown on the floor plan attached hereto as Exhibit "B" and made a part hereof. The Demised Premises includes a non-exclusive easement for access to common area, as hereinafter defined, and all licenses and easements appurtenant to the Demised Premises.

     "COMMON AREAS" - The term "common area" means the entire areas as designated on Exhibit "B" and to be used for the non-exclusive use by Lessee and other lessees in the Building, including, but not limited to, corridors, lavatories, driveways, truck docks, parking lots and landscaped areas, if any. Subject to reasonable rules and regulations to the promulgated by Lessor, the common areas are hereby made available to Lessee and its employees, agents, customers and invitees for reasonable use in common with other lessees, their employee, agents, customer and invitees.



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                              W I T N E S S E T H :
1. TERM. For and in consideration of the rents, additional rents, terms, provisions and covenants herein contained, Lessor hereby lets, leases and demises to Lessee the Demised Premises for the term of sixty (60) months commencing on the 1st day of July, 1996 (sometimes called "the Commencement Date") and expiring the 31st day of July, 2001 (sometimes called "Expiration Date"), unless sooner terminated as hereinafter provided.

2. BASE RENT. Lessor reserves and Lessee shall pay Lessor, a total rental of Six Hundred Seventy-two Thousand and no/100 Dollars ($672,000), payable in advance, in monthly installments of Ten Thousand and No/100's Dollars ($10,000.00), commencing on the Commencement Date and continuing on the first day of each and every month thereafter for the next succeeding twelve months through June, 1997, and Eleven Thousand and no/100 Dollars ($11,000.00) on the first day of each and every month thereafter for the next succeeding 24 months through June 30, 1999, and Twelve Thousand and No/100s Dollars ($12,000.00) on the first day of each and every month for the next succeeding months during the balance of the term (sometimes called "Base Rent"). In the event the Commencement Date falls on a date other than the first of a month the rental for that month shall be prorated and adjusted accordingly.

3. ADDITIONAL RENT. Lessee shall pay to Lessor throughout the term of this Lease the following:


     (a) Lessee shall pay a sum equal to one hundred percent (100%) of the Real Estate Taxes. The term "Real Estate Taxes" shall mean all real estate taxes, all assessments and any taxes in lieu thereof which may be levied upon or assessed against the Premises of which the Demised Premises are a part. Lessee, in addition to all other payments to Lessor by Lessee required hereunder shall pay to Lessor, in each year during the term of this Lease and any extension or renewal thereof, Lessee's proportionate share of such real estate taxes and assessments paid in the first instance by Lessor.

          Any tax year commencing during any lease year shall be deemed to correspond to such lease year. In the event the taxing authorities include in such real estate taxes and assessments the value of any improvements made by Lessee, or of machinery, equipment, fixtures, Inventory or other personal property or assets of Lessee, then Lessee shall pay all the taxes attributable to such items in addition to its proportionate share of said


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          aforementioned real estate taxes and assessments.  A photostatic copy of the tax statement submitted by Lessor to Lessee shall be sufficient evidence of the amount of taxes and assessments assessed or levied against the Premises of which the Demised Premises are a part as well as the items taxed.

     (b) A sum equal to one hundred percent (100%) of the annual aggregate operating expenses incurred by Lessor in the operation, maintenance and repair of the Premises. The term "Operating Expenses" shall include, but not be limited to, maintenance, repair, replacement and care of all heating, lighting, plumbing and air conditioning fixtures, equipment and systems, roofs, parking and landscaped area, signs, snow removal, non-structural repair and maintenance of the exterior of the Building, insurance premiums, management fees, wages and fringe benefits of personnel employed for such work, cost of equipment purchased and used for such purposes, and the cost or portion thereof properly allocable to the Premises (amortized over such reasonable period as Lessor shall determine together with the interest at the rate of eighteen percent (18%) per annum on the unamortized balance) of any capital improvements made to the Building by Lessor after the Base Year which result in a reduction of Operation Expenses or made to the Building by Lessor after the date of this lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed.

     (c) The payment of the sums set forth in this Article 3 shall be in addition to the Base Rent payable pursuant to Article 2 of this Lease. All sums due hereunder shall be due and payable within thirty (30) days of delivery of written certification by Lessor setting forth the computation of the amount due from Lessee. In the event the lease term shall begin or expire at any time during the calendar year, the Lessee shall be responsible for his pro-rata share of Additional Rent under subdivisions a. and b. during this Lease and/or occupancy time.

          Prior to commencement of this Lease, and prior to the commencement of each calendar year thereafter commencing during the term of this Lease or any renewal or extension thereof, Lessor may estimate for each calendar year (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Lessee's share of Real Estate Taxes for such calendar year; (iv) Lessee's share of Operating Expenses for such calendar year; and (v) the computation of the annual and monthly rental payable during such calendar year as a result of increases or decreases in Lessee's


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          share of Real Estate Taxes and Operating Expenses.  Said estimates will be in writing and will be delivered or mailed to Lessee at the Premises.

          The amount of Lessee's share of Real Estate Taxes and Operating Expenses for each calendar year, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month during such calendar year at the option of Lessor. In the event that such estimate is delivered to Lessee before the first day of January of such calendar year said amount, so estimated, shall be payable as additional rent in equal monthly installments, in advance, on the first day of each month over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year.

          Upon completion of each calendar year during the term of this Lease or any renewal or extension thereof, Lessor shall cause its accountants to determine the actual amount of the Real Estate Taxes and Operating Expenses payable in such calendar year and Lessee' share thereof and deliver a written certification of the amounts thereof to Lessee. If Lessee has underpaid its share of Real Estate Taxes or Operating Expenses for such calendar year, Lessee shall pay the balance of its share of same within ten (10) days after the receipt of such statement. If Lessee has overpaid its share of Real Estate Taxes or Operating Expenses for such calendar year, Lessor shall either (i) refund such excess, or (ii) credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee's share of Real Estate Taxes and Operating Expenses for the next following calendar year. A pro-rata adjustment shall be made for a fractional calendar year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of the Lease during said calendar year as compared to three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provisions of this
          Article 3 shall be adjusted accordingly.

4. COVENANT TO PAY RENT. The covenants of Lessee to pay the Base Rent and the Additional Rent are each independent of any other covenant, condition, provision or agreement contained in this Lease. All rents are payable to Lessor at:

                              5501 Building Company
                            5501 Excelsior Boulevard
                          Minneapolis, Minnesota 55416



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5.   UTILITIES.  Lessor shall provide mains and conduits to supply water, gas, electricity and sanitary sewage to the Premises. Lessee shall pay, when due, all charges for sewer usage or rental, garbage disposal, refuse removal, water, electricity, gas, fuel, oil, L.P. gas, telephone and/or other utility services or energy source furnished to the Demised Premises during the term of this Lease, or any renewal or extension thereof. If Lessor elects to furnish any of the foregoing utility services or other services furnished or caused to be furnished by lessor shall not exceed the rate Lessee would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services. The charges thereof shall be deemed Additional Rent in accordance with Article 3.

6. CARE AND REPAIR OF DEMISED PREMISES. Lessee shall, at all times throughout the term of this Lease, including renewals and extensions, and at its sole expense, keep and maintain the Demised Premises in a clean, safe, sanitary and first class condition and in compliance with all applicable laws, codes, ordinances, rules and regulations. Lessee's obligations hereunder shall include, but not be limited to, the maintenance, repair and replacement, if necessary, of all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, including the regular painting thereof, all exterior entrances, windows, doors and docks and the replacement of all broken glass. When used in this provision, the term "repairs" shall include replacements or renewals when necessary, and all such repairs made by the Lessee shall be equal in quality and class to the original work. The Lessee shall keep and maintain all portions of the Demised Premises and the sidewalk and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.

     If Lessee fails, refuses or neglects to maintain or repair the Demised Premises as required in this Lease after notice shall have been given Lessee, in accordance with Article 36 of this Lease, Lessor may make such repairs without liability to Lessee for nay loss or damage that may accrue to Lessee's merchandise, fixtures or other property or to Lessee;s business by reason thereof, and upon completion thereof, Lessee shall pay to Lessor all costs plus fifteen (15%) for overhead incurred by Lessor in making such repairs upon presentation to Lessee of bill therefor.

     Lessor shall repair, at its expense, the structural portions of the Building, provided however where structural repairs are required to be made by reason of the acts of Lessee, the costs thereof shall be borne by Lessee and payable by Lessee to Lessor upon demand.


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     The Lessor shall be responsible for all outside maintenance of the Demised
     Premises, including grounds and parking areas. All such maintenance which is the responsibility of the Lessor shall be provided as reasonably necessary to the comfortable use and occupancy of Demised Premises during business hours, except Saturdays, Sundays and holidays, upon the condition that the Lessor shall not be liable for damages for failure to do so due to causes beyond its control.

7. SIGNS. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Building, or visible form the exterior of the Demised Premises, shall be approved and installed by Lessor at Lessee's sole cost and expense. Signs to be maintained by Lessor at Lessee's expense. In the event of a violation of the foregoing by Lessee, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee.

8. ALTERATIONS, INSTALLATION, FIXTURES. Except as hereinafter provided, Lessee shall not make any alteration, additions or improvements in or to the Demised Premises or add, disturb in any way, change any plumbing or wiring therein without the prior written consent of the Lessor. In the event alterations are required by any governmental agency by reason of the use and occupancy of the Demised Premises by Lessee, Lessee shall make such alterations at its own expense after first obtaining Lessor's approval of plans and specifications therefor and furnishing such indemnifications as Lessor may reasonable require against liens, costs, damages and expenses arising of such alterations. Alterations or additions by Lessee must be built in compliance with all laws, ordinances and governmental regulations and affecting the Premises and Lessee shall warrant to Lessor that all such alterations, additions or improvements shall be in strict compliance with all relevant laws, ordinances, governmental regulations and insurance requirements. Construction of such alterations or additions shall commence only once Lessee has obtained and exhibited to Lessor the requisite approvals, licenses and permits and indemnification against liens. All alterations, installations, physical additions or improvements to the demised Premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, that this clauses shall not apply to movable equipment or furniture owned by Lessee which may be removed by Lessee at the end of the term of this Lease in the event that Lessee is not then in default.

9. POSSESSION. Except as hereinafter provided Lessor shall deliver possession of Demised Premises to Lessee in the condition required by this Lease on or before the Commencement Date, but delivery of possession prior to or later


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     than such Commencement Date shall not affect the expiration date of this
     Lease. The rentals herein reserved shall commence on the date actual possession of the Demised Premises is delivered by Lessor to Lessee. Any occupancy by Lessee prior to the beginning of the term of this Lease shall in all respects be the same as that of a Lessee under this Lease. Lessor shall have no responsibility or liability for loss or damage to fixtures, facilities or equipment installed or left on the Demised Premises. If Demised Premises is not ready for occupancy by Commencement Date and possession is later than Commencement Date, rent shall begin on the date of actual possession.

10. SECURITY AND DAMAGE DEPOSIT. Lessee contemporaneously with the execution of this Lease, deposited with Lessor the sum of Zero Dollars ($---0---), receipt of which is hereby acknowledged by Lessor, which deposit is to be held by Lessor, without liability for interest as a security and damage deposit for the faithful performance by Lessee during the term hereof or any extension hereof. Prior to the time of when Lessee shall be entitled to the return of this security deposit, Lessor may commingle such deposit with Lessor's own funds and to use such security deposit for such purposes as Lessor may determine. In the event of the failure of Lessee to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the term hereof or extension hereof, then Lessor, either with or without terminating this Lease may (but shall not be required to) apply such portion of said deposit as may be necessary to compensate or repay Lessor for all losses or damages sustained or to be sustained by Lessor due to such breach on the part of Lessee, including, but not limited to, overdue and unpaid rent, any other amounts payable by Lessee to Lessor pursuant to the provisions of this Lease, damages or deficiencies in the reletting of Demised Premises, and reasonable attorney's fees incurred by Lessor. Should the entire deposit or any portion thereof, be appropriated and applied by Lessor, in accordance with provisions of this paragraph, Lessee upon written demand by Lessor shall remit forthwith to Lessor a sufficient amount of cash to restore said security deposit to the original sum deposited, and Lessee's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Said security deposit shall be returned to Lessee, less any deposit thereof as the result of the provisions of this paragraph, at the end of the term of this Lease, or any renewal thereof or upon the earlier termination of this Lease. Lessee shall have no right to anticipate return of said deposit withholding any amount required to be paid pursuant to the provision of this Lease or otherwise.

     In the event Lessor shall sell the Premises, or shall otherwise convey or dispose of its interest in this Lease, Lessor may assign said security deposit or any


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     balance thereof to Lessor's assignee, whereupon Lessor shall be released from all liability for the return or repayment of such security deposit and Lessee shall look solely to the said assignee for the return and reimbursement of said security deposit. Said security deposit shall not be assigned or encumbered by Lessee without the written consent of Lessor, and any assignment or encumbrance without such consent shall not bind Lessor. In the event of any rightful and permitted assignment of this Lease by Lessor said security deposit shall be deemed to be held by Lessor as a deposit made by the assignee, and Lessor shall have no further liability with respect to the return of said security deposit to the Lessee.

11. USE. The Demised Premises shall be used and occupied by Lessee strictly for the purposes of an office so long as such use is in compliance with all applicable laws, ordinances and governmental regulations affecting the Building and Premises. The Demised Premises shall not be used in such manner that, in accordance with any requirement of law or of any public authority, Lessor shall be obliged on account of the purpose or manner of said use to make any addition or alteration to or in the Building. The Demised Premises shall not be used in any manner which will increase the rates required to be paid for public liability or for fire and extended coverage insurance covering the Premises. Lessee shall occupy the Demised Premises conduct its business and control its agents, employees, invitees and visitors in such a way as is lawful, and reputable and will not permit or create any nuisance, noise, odor, or otherwise interfere with, annoy or disturb any other tenant in the Building in its normal business operations or Lessor in its management of the Building. Lessee's use of the Demised Premises shall conform to all the Landlord's rules and regulations relating to the use of the Premises. Outside storage on the Premises of any type of equipment, property or materials owned or used on the Premises by Lessee or its customers and suppliers shall not be permitted.

12. ACCESS TO DEMISED PREMISES. The Lessee agrees to permit the Lessor and the authorized representatives of the Lessor to enter the Demised Premises at all times during usual business hours for the purpose of inspecting the same and making any necessary repairs to the Demised Premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body or that the Lessor may deem necessary to prevent waste or deterioration in connection with the Demised Premises. Nothing herein shall imply any duty upon the part of the Lessor to do any such work which, under any provision of this Lease, the Lessee may be required to perform and the performance thereof by the Lessor shall not constitute a waiver


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     of the Lessee's default in failing to perform the same.  The Lessor may, during the progress of any work in the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools and equipment. The Lessor shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of the Lessee by reason of making repairs or the performance of any work in the Demised Premises, or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof and the obligations of the Lessee under this Lease shall not thereby be affected in any matter whatsoever.

     Lessor reserves the right to enter upon the Demised Premises at any time in the event of an emergency and at reasonable hours to exhibit the Demised Premises to prospective purchasers or others; and to exhibit the Demised Premises to prospective tenants and to display "For Rent" or similar signs on windows and doors in the Demised Premises during the last one hundred eighty (180) days of the term of this Lease, all without hindrance or molestation by Lessee.

13. EMINENT DOMAIN. In the event of any eminent domain or condemnation proceeding or private sale in lieu thereof in respect to the Premises during the term thereof, the following provisions shall apply:

     (a) If the whole of the of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date possession shall be taken in such proceeding and all rentals shall be paid up to that date.

     (b) If any part constituting less than the whole of the Premises shall be acquired or condemned or aforesaid, and in the event that such partial taking or condemnation shall materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Lessee, in the reasonable opinion of the Lessor, then the term of this Lease shall cease and terminate as of the date possession shall be taken by the condemning authority and rent shall be paid to the date of such termination.

          In the event of a partial taking or condemnation of the Premises which shall not materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Lessee, in the reasonable opinion of the Lessor, this Lease shall continue in full force and affect but with a proportionate abatement of the Base Rent and Additional Rent based on the portion, if any, of the Demised Premises taken. Lessor



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          reserves the right, at its option, to restore the Building and the Demised Premises to substantially the same condition as they were prior to such condemnation. In such event, Lessor shall give written notice to Lessee, within thirty (30) days following the date possession shall be taken by the condemning authority, of Lessor's intention to restore. Upon Lessor's notice of election to restore, Lessor shall commence restoration and shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of condemnation or sale proceeds adjustments by Lessor; and Lessee shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the rent shall be adjusted based upon the portion, if any, of the Demised Premises restored.

     (c) In the event of any condemnation or taking as aforesaid, whether whole or partial, the Lessee shall not be entitled to any part of the award paid for such condemnation and Lessor is to receive the full amount of such award, the Lessee hereby expressly waiving any right or claim to any part thereof.

     (d) Although all damages in the event of any condemnation shall belong to the Lessor whether such damages are awarded as compensation for diminution of value of the leasehold or to the fee of the Demised Premises, Lessee shall have the right to claim and recover from the condemning authority, but not from Lessor, such compensation as may be separately awarded and recoverable by Lessee in Lessee's own right on account of any and all damage to Lessee's business by reason of the condemnation and for or on account of any cost or loss to which Lessee might be put in removing Lessee's merchandise, furniture, fixtures, leasehold improvements and equipment.

14. DAMAGE OR DESTRUCTION. In the event of any damage or destruction to the Premises by fire or other cause during the term hereof, the following provisions shall apply:

     (a) If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Lessor, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee written notice of Lessor's election to terminate this Lease.


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     (b)  If the cost of restoration as estimated by Lessor will equal or exceed fifty percent (50%) of said replacement value of the Building and if the Demised Premises are not suitable as a result of said damage for the purposes for which they are demised hereunder, in the reasonable opinion of Lessee, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a written notice of election to terminate this Lease.

     (c) If the cost or restoration as estimated by Lessor shall amount to less than thirty percent (30%) of said replacement value of the Building, or if despite the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Lessor's control and delays in the making of insurance adjustments by Lessor; and Lessee shall not have the right to terminate this Lease., Lessor shall not be responsible for restoring or repairing leasehold improvements of the Lessee.

     (d) In the event of either of the elections to terminate, this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rentals shall be paid up to that date. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

     (e) In any case where damage to the Building shall materially affect the Demised Premises so as to render them unsuitable in whole or in part for the purposes of which they are demised hereunder, then, unless such destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Lessee, its employees, contractors or licensees, a portion of the rent based upon the amount of the extent to which the Demised Premises are rendered unsuitable shall be abated until repaired or restored. If the destruction or damage was wholly or partially caused by negligence or breach of the terms of this Lease by Lessee as aforesaid and if Lessor shall elect to rebuild, the rent shall not abate and the Lessee shall remain liable for the same.

15.  CASUALTY INSURANCE.


     (a) Lessor shall at all times during the term of this Lease, at its expense, maintain a policy or policies of insurance with premiums paid in advance issued by an insurance company licensed to do business in the State of Minnesota insuring the Building against loss or damage by fire, explosion or other insurable hazards and contingencies for the full replacement value, provided that Lessor shall not be obligated to insure any furniture,


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          equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring upon the Demised Premises or any additional improvements which Lessee may construct or install on the Demised Premises.

     (b) Lessee shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way impair or invalidate the obligation of the insurer under any policy of insurance required by this Lease.

     (c) Lessor hereby waives and releases all claims, liabilities and causes of action against Lessee and its agents, servant and employees for loss or damage to, or destruction of, the Premises or any portion thereof, including the buildings and other improvements situated thereon, resulting from fire, explosion or other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. Likewise, Lessee hereby waives and releases all claims, liabilities and causes of action against Lessor and its agents, servants and employees for loss or damage to, or destruction of, any of the improvements, fixtures, equipment, supplies, merchandise and other property, whether that of Lessee or of others in, upon or about the Premises resulting from fire, explosion or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons otherwise.
          The waiver shall remain in force whether or not the Lessee's insurance shall consent thereto.

     (d) In the event that the use of the Demised Premises by Lessee increases the premium rate for insurance carried by Lessor on the improvement of which the Demised Premises are a part, Lessee shall pay Lessor, upon demand, the amount of such premium increase. If Lessee installs any electrical equipment that overload the power lines to the Building or its wiring, Lessee shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau and governmental authorities have jurisdiction.

16. PUBLIC LIABILITY INSURANCE. Lessee shall during the term hereof keep in full force and effect at its own expense a policy or policies of public liability insurance with respect to the Demised Premises and the business of Lessee, on terms and with companies approved in writing by Lessor, in which both Lessee and Lessor shall be covered by being named as insured parties under reasonable limits of liability not less than: One Million Dollars ($1,000,000) for injury or death to any one person: One Million Dollars ($1,000,000) for injury or death to more than one person; and Five Hundred and Fifty Thousand Dollars

     ($550,000) with respect to damage to property. Such policy or policies shall provide that ten (10) days written notice must be given to Lessor prior to cancellation thereof. Lessee shall furnish evidence satisfactory to Lessor at the time this Lease is executed, and from time to time, that such coverage is in full force and effect.

17.  DEFAULT OF TENANT.

     (a) In the event of any failure of Lessee to pay any rental due hereunder within ten (10) days after the same shall be due, or any failure to perform any other of the term, condition or covenant of this Lease to be observed or performed by Lessee for more than thirty (30) days after written notice of such failure shall have been given to Lessee, or if Lessee or an agent of Lessee shall falsify any report required to be furnished to Lessor pursuant to the terms of this Lease, or if Lessee or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or any person shall take or have against Lessee or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's or any such guarantor's property, or if Lessee or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Lessee shall abandon the Demised Premises or suffer this Lease to be taken under any writ of execution, then in any such event Lessee shall be in default hereunder, and Lessor, in addition to other rights of remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Lessee, all without service of notice or resort to legal process and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

     (b) Should Lessor elect to re-enter the Demised Premises as herein provided, or should it take possession of the Demised Premises pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations, and repairs as may be necessary in order to relet the Demised Premises and relet the Demised Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable.


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

          Upon each such subletting all rentals received by the Lessor from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorney's fees and costs; third, to the payment of accrued and unpaid rent hereunder, and the remainder, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month are less than that to be paid during that month by Lessee hereunder, Lessee, upon demand, shall pay any such deficiency to Lessor. No such re-entry or taking possession of the Demised Premises by Lessor shall be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time after such re-entry and reletting elect to terminate this Lease for such previous breach. Should
          Lessor at any time terminate this Lease for any such breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, the cost of reletting the Demises premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

     (c) Lessor may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statute or equity, spend such money as is reasonable necessary to cure any default of Lessee herein and the amount so spent, and costs incurred, including attorney's fees in curing such default, shall be paid by Lessee, as Additional Rent, upon demand.

     (d) In the event suit shall be brought for recovery of possession of the Demised Premises, for the recovery of rent or any other amount due under the provisions of this Lease or because of the breach of any other covenant herein contained on the part of the Lessee to be kept or performed, and a breach shall be established, Lessee shall pay to Lessor all expenses incurred therefore, including a reasonable attorney's fee, together with interest on all


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

          such expenses at the rate of eighteen percent (18%) per annum from the date of such breach of the covenants of this Lease.

     (e) Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the Demised Premises, by reason of the violation by Lessee of any of the covenants or conditions of this Lease, or otherwise. Lessee also waives any demand for possession of the Demised Premises, and any demand for payment of rent and any notice of intent to re-enter the Demised Premises, or of intent to terminate this Lease, other than the notices provided in this Article, and waives any and every other notice or command prescribed by any applicable statutes or laws.


     (f) No remedy herein or elsewhere in this Lease or otherwise by law, statute or equity, conferred upon or reserved to Lessor or Lessee shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

18. COVENANTS TO HOLD HARMLESS. Unless the liability for damage or loss is caused by the negligence of Lessor, its agents or employees, Lessee shall hold harmless Lessor from any liability for damages to any person or property in or upon the Demised Premises and the Premises, including the person and property of Lessee and its employees and all persons in the Building at its or their invitation or sufferance, and from all damages resulting from Lessee's failure to perform the covenants of this Lease.
     All property kept, maintained or stored on the Demised Premises shall be so kept, maintained or stored at the sole risk of Lessee. Lessee agrees to pay all sums of money in respect of any labor, service, materials, supplies or equipment furnished or alleged to have been furnished to Lessee in or about the Premises, and not furnished on order of Lessor, which may be secured by any Mechanic's Materialmen's or other lien to be discharged at the time performance of any obligation secured thereby matures, provided that Lessee may contest such lien, but if such lien is reduced to final judgement and if such judgement or process thereon is not stayed, or if stayed and said stay expires, then and in each such event, Lessee shall forthwith pay and discharge said judgement. Lessor shall have the right to post and maintain on the Demised Premises, notices of non-responsibility under the laws of the State in which the Demised premises are located.

19. NON-LIABILITY. Subject to the terms and conditions of Article 14 hereof, Lessor shall not be liable for any damage to property of Lessee or of others


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

     located on the Premises, nor for the loss of or damage to any property of Lessee or of other by theft or otherwise. Lessor shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. Lessor shall not be liable for any such damage caused by other Lessees or persons in the Premises, occupants of adjacent property, other occupants of the buildings, or the public or caused by operations in construction of any private, public or quasi-public work. Lessor shall not be liable for any latent defect in the Demised Premises. All property of Lessee kept or stored on the Demised Premises shall be so kept or stored at the risk of Lessee only and Lessee shall hold Lessor harmless from any claims arising out of damage to the same, including subrogation claims by Lessee's insurance carrier.

20. SUBORDINATION. This Lease shall be subordinated to any mortgages that may now exist or that may hereafter be placed upon the Demised Premises and to any and all advances made thereunder, and to the interest upon the indebtedness evidenced by such mortgages, and to all renewals, replacements and extensions thereof. In the event of execution by Lessor after the date of this Lease of any such mortgage, renewal, replacement or extension, Lessee agrees to execute a subordination agreement with the holder thereof which agreement shall provide that:

     (a) Such holder shall not disturb the possession and other rights of Lessee under this Lease so long as Lessee is not in default hereunder.

     (b) In the event of acquisition of title to the Demised Premises by such holder, such holder shall accept the Lessee as Lessee of the Demised Premises under the terms and conditions of this Lease and shall perform all the obligations of Lessor hereunder, and

     (c) The Lessee shall recognize such holder as Lessor hereunder. Lessee shall, upon receipt of a request from Lessor therefor, execute and deliver to Lessor or to any proposed holder of a mortgage or trust deed or any proposed purchaser of the Premises, a certificate in recordable form certifying that this Lease is in full force and effect, and that there are no offsets against rent nor defenses to Lessee's performance under this Lease, or setting forth any such offsets or defenses claimed by Lessee, as the case may be.


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

21. ASSIGNMENT OR SUBLETTING. Lessee agrees to use and occupy the Demised Premises throughout the entire term hereof for the purpose herein specified and for no other purposes, in the manner and to substantially the extent intended, and not to transfer or assign this Lease or sublet said Demised Premises, or any part thereof, whether by voluntary act, operation of law, otherwise, without obtaining the prior consent of Lessor in each instance. Lessee shall seek such consent of Lessor by a written request thereof setting forth such information as Lessor may deem necessary. Lessor agrees not to withhold consent unreasonably. Consent to any assignment or subletting shall not relieve Lessee of its obligations hereunder. Consent by Lessor to an assignment of this Lease or to any subletting of the Demised Premises should not be a waiver of Lessor's rights under this Article as to any subsequent assignment or subletting. Lessor's rights to assign this Lease are and should remain unqualified. No such assignment or sublease or other transfer of this Lease shall be effective unless the assignee, sublessee or transferee shall at the time of such assignment, sublease or transfer, assume in writing for the benefit of Lessor, its successors or assigns, all of the terms, covenants and conditions of this Lease thereafter to be performed by Lessee and shall agree in writing to be bound thereby. Should Lessee sublease in accordance with the terms of this Lease, fifty percent (50%) of any increase in rental received by Lessee over the per square foot rental rate which is being paid by Lessee shall be forwarded to and retained by Lessor, which increase shall be in addition to the Base Rent and Additional Rent due Lessor under this Lease.

22. ATTORNMENT. In the event of a sale or assignment of Lessor's interest in the Premises, or the Building in which the Demised Premises are located, or this Lease, or if the Premises come into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure, or otherwise, Lessee shall attorn to such assignee or other party and recognize such party as Lessor hereunder; provided, however, Lessee's peaceable possession will not be disturbed so long as Lessee faithfully performs its obligations under this Lease. Lessee shall execute, on demand, any attornment agreement required by any such party to be executed, containing such provisions and such other provisions as such party may require.

23. NOVATION IN THE EVENT OF SALE. In the event of the sale of the Demised Premises, Lessor shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of Lessor herein. Notwithstanding the foregoing provisions of this Article, Lessor, in the event of a sale of the Demised


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

     Premises, shall cause to be included in this agreement of sale and purchase a covenant whereby the purchaser of the Demised Premises assumes and agrees to carry out all the covenants and obligations of Lessor herein.

     The Lessee agrees at any time and from time to time upon not less than ten
     (10) days prior written request by the Lessor to execute, acknowledge and deliver to the Lessor a statement in writing certifying that this Lease is in full force and effect and stating any modifications hereto, and the dates to which the basic rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee or mortgagee or assignee of any mortgage upon the fee of the Demised Premises.

24. SUCCESSORS AND ASSIGNS. The terms, covenants and conditions hereof shall be binding upon and inure to the successors and assigns of the parties hereto.

25. UNIFORM COMMERCIAL CODE. The Lessee grants to the Lessor a lien upon all personal property of the Lessee in the Demised Premises during said term to secure payment of the rent payable hereunder, and agrees that no such property shall be removed from the Demised Premises without the consent of the Lessor while any installments of rent are past due, and during any other default in the conditions hereof.

     To the extent this Lease grants Lessor, or recognizes in Lessor any lien or rights greater than provided by the laws of the State in which the Premises are located pertaining to "Landlord's Liens", this Lease is intended and does constitute a security agreement within the meaning of the Uniform Commercial Code as adopted in said State, and Lessor, in addition to the rights prescribed herein shall have the rights, titles, liens and interests in and to Lessee's property now or hereafter located in or upon the Demised Premises which are granted a "secured party" as the term is defined under such Uniform Commercial Code to secure the payment to Lessor of amounts and monies due under this Lease. Lessee will execute, on request of Lessor, and will deliver to Lessor a financing statement for the purpose of perfecting Lessor's security interest under this Lease or the Lessor may file this Lease as a security agreement.

26. QUIET ENJOYMENT. Lessor warrants that it has full right to execute and to perform this Lease and to grant the estate demised, and that Lessee, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenants and agreements on Lessee's part to be observed and performed under this Lease, may peaceable and quietly enjoy the Demised


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

     Premises for the business uses permitted hereunder, subject, nevertheless, to the terms and conditions of this Lease.

27. RECORDING. Lessee shall not record this Lease without the written consent of Lessor. However, upon the request of either party hereto, the other party shall join in the execution of a Memorandum Lease for the purposes of recordation. Said Memorandum Lease shall describe the parties, the Demised Premises and the term of the Lease and shall incorporate this Lease by reference. The Article 28 shall not be construed to limit Lessor's right to file this Lease.

28. OVERDUE PAYMENTS. All monies due under this Lease from Lessee to Lessor shall be due on demand, unless otherwise specified, and if not paid when due, shall incur a late fee payment calculated at five percent (5%) of the current monthly Base Rent amount due.

29. SURRENDER. On the Expiration Date or upon the termination hereof upon a day other than the Expiration Date, Lessee shall peaceably surrender the Demised Premises broom-clean in good order, condition and repair, reasonable wear and tear only excepted. On or before the Expiration Date or upon termination of this Lease on a day other than the Expiration Date, Lessee shall, at its expense, remove all trade fixtures, personal property and equipment and signs from the Demised Premises and any property not removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be immediately repaired by Lessee and at its expense. All alterations, additions, improvements and fixtures (other than trade fixtures) which shall have been made or installed by Lessor or Lessee upon the Demised Premises and all floor covering so installed shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance, molestation or injury, and without charge, at the expiration or termination of this Lease. If the Demised Premises are not surrendered on the Expiration Date or the date of termination, Lessee shall indemnify and hold Lessor harmless against any loss or liability, claims, without limitation, made by any succeeding lessee founded on or related to such delay. Lessee shall promptly surrender all keys for the Demised Premises to Lessor at the place then fixed for payment of rent and shall inform Lessor of combinations of any locks and safes on the Demised Premises.

30. HOLDING OVER. In the event Lessee remains in possession of the Demised Premises after the Expiration Date of this Lease and without the execution of a new Lease, it shall be deemed to be occupying said Demised Premises as a Lessee from month to month, subject to all the conditions, provisions and


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

     obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, provided however that the Base Rent required to be paid by Lessee during any holdover period shall be in an amount equal to 150% of the most recent Base Rent amount due pursuant to the terms of the Lease per month, plus all Additional Rent as set forth in Article 3 of this Lease.

31. ABANDONMENT. In the event Lessee shall remove its fixtures, equipment or machinery or shall vacate the Demised Premises or any part thereof prior to the Expiration Date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Demised Premises for a period of more than thirty (30) consecutive days (except during any time when the Demised Premises may be rendered untenantable by reason of fire or other casualty), then in any such event Lessee shall be deemed to have abandoned the Demised Premises and Lessee shall be in default under the terms of this Lease.

32. CONSENTS BY LESSOR. Whenever provision is made under this Lease for Lessee securing the consent or approval by Lessor, such consent or approval shall only be in writing.

33. NOTICES. Any notice required or permitted under this Lease shall be deemed sufficiently given or secured if sent by registered or certified return receipt mail to Lessee at the street address of the Demised Premises and to Lessor at the address then fixed for the payment of rent as provided in
     Article 4 of this Lease, and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent or rent to be paid.

34. RULES AND REGULATIONS. Lessee shall observe and comply with the rules and regulations hereinafter set forth in "Exhibit C", and with such further reasonable rules and regulations as Lessor may prescribe, on written notice to Lessee for the safety, care and cleanliness of the Building.

35. INTENT OF PARTIES. Except as otherwise provided herein, the Lessee covenants and agrees that if it shall at any time fail to pay any such cost or expense, or fail to take out, pay for, maintain or deliver any of the insurance policies above required, or fail to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the Lessor may, but shall not be obligated so to do, and without notice to or demand upon the Lessee and without waiving or releasing the Lessee from any obligations of the Lessee in this Lease contained, pay any such cost or expense, effect any such insurance coverage and pay premiums therefor and may make any other payment or perform any other act on the part of the Lessee to be


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

     made and performed as in this Lease provided, in such manner and to such extent as the Lessor may deem desirable, and in exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorney's fees. All sums so paid by Lessor and all necessary and incidental costs and expenses in connection with the performance of any such act by the Lessor together with interest thereon at the rate of eighteen percent (18%) per annum from the date of making of such expenditure by Lessor, shall be deemed Additional Rent hereunder, and shall be payable to Lessor upon demand. Lessee covenants to pay any such sum or sums with interest as aforesaid and the Lessor shall have the same rights and remedies in the event of the non-payment thereof by Lessee as in the case of default by Lessee in the payment of the Base Rent payable under this Lease.

36. GENERAL. The Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Lessor and Lessee, the sole relationship between the parties hereto being that of Lessor and Lessee.

     No waiver of any default of Lessee hereunder shall be implied from any omission by Lessor to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and only for the time and to the extent therein stated. One or more waivers by Lessor shall not then be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent to or approval by Lessor of any act by Lessee requiring Lessor's consent or approval shall not waive or render unnecessary Lessor's consent to or approval of any subsequent similar act by Lessee. Each form and each provision of this Lease performable by Lessee shall be construed to be both a covenant and a condition. No action required or permitted to be taken by or on behalf of Lessor under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Lessee's possession of the Demised Premises. All preliminary negotiations are merged into and incorporated in this Lease. The laws of the State of Minnesota shall govern the validity, performance and enforcement of this Lease.

     (a) This Lease and the Exhibits, if any, attached hereto and forming a part hereof, constitute the entire agreement between Lessor and Lessee affecting the Demised Premises and there are no other agreements, either oral or written, between them other than are herein set forth. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and executed in the same form and manner in which this Lease is executed.

     (b) If any agreement, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such agreement, covenant or condition to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

37. CAPTIONS. The captions are inserted only as a matter of convenience and reference, and in no way define, limit or describe the scope of this Lease, the intent of the parties, or any provision of the Lease.

38. NOTIFICATION TO LESSEE. Owner of the Premises, hereby notifies Lessee that the entity/person authorized to manage the Premises is CTD Properties, Contract Manager. Said organization has been appointed to act as the agent in the leasing, management and operation of the Building for the owner and is authorized to accept service of process and receive and give receipts for notices and demands. Lessor serves the right to change the identity or status of its duly authorized agents upon written notice to Lessee.

39. EXHIBITS. Reference is made to Exhibits A through E, inclusive, which Exhibits are attached hereto and made a part hereof.

               Exhibit        Description
               -------        -----------
               Exhibit A      Legal Description
               Exhibit B      Demised Premises
               Exhibit C      Building Rules and Regulations
               Exhibit D      Improvements
               Exhibit E      Signs


     IN WITNESS WHEREOF, the Lessor and the Lessee have caused these presents to be executed in form and manner sufficient to bind them at law, as of the day and year first written above written.

LESSEE:                              LESSOR:


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

CHILDREN'S BROADCASTING
CORPORATION                            5501 BUILDING COMPANY


BY /S/JAMES G. GILBERTSON                /S/CHRISTOPHER T. DAHL
  --------------------------------       ---------------------------------
  ITS CFO                                   CHRISTOPHER T. DAHL
     -----------------------------

CHILDREN'S RADIO GROUP, INC.

BY /S/JAMES G. GILBERTSON
  --------------------------------
  ITS CFO
     -----------------------------

STATE OF MINNESOTA)
                  ) ss.
COUNTY OF HENNEPIN)

     On this 1st day of November, 1996, personally came before me, a Notary Public within and for said County, James G. Gilbertson, COO, of Children's Broadcasting Corporation, to me well known, and who executed the foregoing instrument, and acknowledged that he executed the same on behalf of the corporation.




                                       /s/Christine A. Hein
                                       -----------------------------------
                                       Notary Public

STATE OF MINNESOTA)
                  ) ss.
COUNTY OF HENNEPIN)

     On this 1st day of November, 1996, personally came before me, a Notary Public within and for said County, James G. Gilbertson, COO, of Children's Radio Group, Inc. to me well known, and who executed the foregoing instrument, and acknowledged that he executed the same on behalf of the corporation.



                                       /s/Christine A. Hein
                                       -----------------------------------
                                       Notary Public

STATE OF MINNESOTA)
                  ) ss.
COUNTY OF HENNEPIN)

     On this 1st day of November, 1996, personally came before me, a Notary Public within and for said County, Christopher T. Dahl, to me well known, and who executed the foregoing instrument, and acknowledged that he executed the same on behalf of the 5501 Building Company.



                                       /s/Christine A. Hein
                                       -----------------------------------
                                       Notary Public


                                      133